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                                                                   EXHIBIT 23.05


                       INDEPENDENT ACCOUNTANTS' CONSENT

          We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


  KPMG Peat Marwick LLP

  May 25, 1995